Date:	January 23, 2008
For Release:	Immediate
Contact:	Investor Contact:
Gary J. Morgan, Senior Vice President of Finance, CFO
215-723-6751, gmorgan@met-pro.com

Met-Pro Corporation to Restate Prior Period Financial Statements
In Connection with Timing of Recognition of Certain Sales and Income

Harleysville, PA, January 23– Raymond J. De Hont, Chairman and Chief Executive Officer of Met-Pro Corporation (NYSE: MPR), today announced that the Company is filing a Current Report on Form 8-K with the Securities and Exchange Commission which states that previously issued audited financial statements as of and for the fiscal year ended January 31, 2007 inclusive of the fourth fiscal quarter ended January 31, 2007, and interim period unaudited financial statements as of and for the periods ended April 30, 2007, July 31, 2007 and October 31, 2007, should no longer be relied upon because of errors in such financial statements that will require restatement of Met-Pro’s financial statements for all indicated periods.

The financial statement errors involve the premature recognition of net sales and net income that will be recognized in one or more subsequent periods, as reflected in the table below, or, based upon what is presently known, are expected to be recognized, either in the fourth quarter ending January 31, 2008 or in subsequent fiscal quarters of the fiscal year ending January 31, 2009. The Company’s reported backlog of orders for the periods in question are also affected. Based upon the preliminary findings of the Company’s Audit Committee, the financial statement errors were the result of unauthorized actions by one non-officer level sales employee, in violation of the Company’s policies, including its revenue recognition policy. The employee has since been placed on administrative leave pending further investigation.

As of the date hereof, the Company’s assessment of the impact of these actions, which the Company considers to be preliminary in nature, is as follows:

	4th		1st	2nd	3rd
	Quarter		Quarter	Quarter	Quarter
	Ended	FYE	Ended	Ended	Ended
	1/31/2007	1/31/2007	4/30/2007	7/31/2007	10/31/2007
As Reported
Net Sales	$22,529,264	$91,411,114	$21,916,609	$27,596,089	$28,059,516
Net Income	2,001,878	7,190,829	3,878,243	2,527,701	2,786,139
EPS, Diluted(1)	0.13	0.47	0.25	0.17	0.18
EPS, Basic(1)	0.13	0.48	0.26	0.17	0.19

Backlog of Orders	28,638,162	28,638,162	30,022,963	26,482,339	20,563,041

Amended, Based on Preliminary Investigation to Date
Net Sales	$21,710,644	$90,592,494	$20,816,113	$25,148,431	$29,042,650
Net Income	1,737,860	6,926,811	3,721,751	1,927,268	3,066,853
EPS, Diluted(1)	0.11	0.46	0.24	0.13	0.20
EPS, Basic(1)	0.12	0.46	0.25	0.13	0.21

Backlog of Orders	29,456,782	29,456,782	31,942,079	30,849,113	22,117,960

(1)
On October 17, 2007, the Board of Directors declared a four-for-three stock split which was paid on November 14, 2007 to shareholders of record on November 1, 2007. All references to per share amounts give effect to the split.

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Met-Pro Corporation/Page 2

The Company is continuing to investigate these actions and insofar as the investigation is not yet complete, investors are cautioned as to reliance upon this preliminary assessment. The Company will file Current Reports on Form 8-K to the extent that its investigation reveals material changes to the data presented above. Additionally, the Company will file Amended Quarterly Reports on Form 10-Q for the interim periods indicated, and an Amended Annual Report on Form 10-K for the fiscal year ended January 31, 2007, as soon as practicable.

In connection with these findings, Company management, in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, has re-evaluated the effectiveness of its internal control over financial reporting with respect to the indicated fiscal periods. Based upon such re-evaluation, management has determined that the findings demonstrate the existence of a material weakness within its internal control over financial reporting for the fiscal periods indicated. The Company has already taken remedial action to address the indicated areas of material weakness, and should the Company’s investigation reveal additional areas of material weakness, the Company will take remedial action with respect thereto.

A conference call to discuss these matters will be scheduled in the near future. The Company has voluntarily contacted the Securities and Exchange Commission and the New York Stock Exchange with respect to these matters.

“These unauthorized actions, which involved a limited number of transactions, caused the Company to recognize net sales and net income prematurely in violation of our policies,” stated De Hont. “Based on our preliminary investigation, we expect the net sales and net income to be recognized in subsequent periods. The actions by this employee are irregular, and the employee will be dealt with accordingly. The fundamental strengths of Met-Pro Corporation have not been affected.”

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This News Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “may,” “will,” “should,” “preliminary,” “to date”, and their variations are intended to identify forward-looking statements. Insofar as the Company’s investigation is not complete, the amounts of prematurely recognized net sales and net income referred to above, and the statements that such net sales and net income will be recognized or are expected to be recognized in subsequent and/or future fiscal periods, are forward-looking statements. Additionally, the following are each forward-looking statements: the statements with respect to the Audit Committee’s preliminary conclusions as to the nature, extent and impact of the employee’s actions; statements as to the period in which the activities discussed above took place; statements as to the outcome of any further investigation the Company may undertake; statements as to the Company’s ability to file restated financial statements; and statements as to remedial action taken by the Company to address the indicated areas of material weakness in its internal control over financial reporting.

The statements made in this News Release speak only as of the date of this News Release and are subject to risks and uncertainties that could cause actual results to differ materially from those indicated by this News Release, including without limitation the further investigation that the Company is undertaking with respect to the matters referred to in this News Release; potential claims or proceedings relating to such matters, including shareholder, employee and customer litigation and/or claims and action by the SEC and/or other governmental agencies; and actions that may be taken or required in connection with the Company’s investigation including the need to restate financial results for prior periods and the conclusions of the Company’s management and/or audit committee based upon the results of the investigation.

For other factors that could cause Met-Pro Corporation’s results to vary, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or publicly update any forward-looking statement.

About Met-Pro

Met-Pro Corporation, with headquarters at 160 Cassell Road, Harleysville, Pennsylvania, was recently recognized, for the second consecutive year, as one of America’s “200 Best Small Companies” by Forbes magazine. The Company was also recently named as one of America’s “Top Publicly-Held Manufacturers” by Start-It magazine. Through its business units, in the United States, Canada, Europe and The People's Republic of China, a wide range of products and services are offered for industrial, commercial, municipal and residential markets worldwide. These include product recovery and pollution control technologies for purification of air and liquids; fluid handling technologies for corrosive, abrasive and high temperature liquids; and filtration and purification technologies including proprietary water treatment chemicals and filter products. For more information, please visit www.met-pro.com.

Met-Pro common shares are traded on the New York Stock Exchange, symbol MPR.

To obtain an Annual Report or additional information on the Company, please call 215-723-6751 and ask for the Investor Relations Department, or visit the Company’s Web site at www.met-pro.com.